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                                                                 EXHIBIT 99.4

                                 AMENDMENT NO. 2
                         TO PREFERRED STOCK PURCHASE AND
                            LOAN COMMITMENT AGREEMENT

                  This Amendment No. 2 to Preferred Stock Purchase and Loan Commitment Agreement (this "AGREEMENT") is made as of October 11, 2001, by and among Focal Communications Corporation, a Delaware corporation (the "COMPANY"), Madison Dearborn Capital Partners IV, L.P. ("MDP"), Frontenac VIII Limited Partnership ("FRONTENAC VIII"), Frontenac Masters VIII Limited Partnership ("FRONTENAC MASTERS" and, together with Frontenac VIII, the "FRONTENAC ENTITIES"), Battery Ventures III, L.P. ("BATTERY III"), Battery Ventures VI, L.P. ("BATTERY VI"), Battery Investment Partners VI, LLC ("BIP" and, together with Battery III and Battery VI, the "BATTERY ENTITIES"), Great Hill Equity Partners Limited Partnership ("GHEP"), Great Hill Investors, LLC ("GHI"), Great Hill Equity Partners II Limited Partnership ("GHEP II) and Great Hill Affiliate Partners II Limited Partnership ("GHAP II" and, together with GHEP, GHI, and GHEP II, the "GREAT HILL ENTITIES"). MDP, the Frontenac Entities, the Battery Entities, and the Great Hill Entities are sometimes referred to herein collectively as the "PURCHASERS."

                  The Company and each of the Purchasers is party to that certain Preferred Stock Purchase and Loan Commitment Agreement, dated as of August 9, 2001, and amended as of September 21, 2001 (the "PURCHASE AGREEMENT"), pursuant to which each of the Purchasers has agreed to acquire, and the Company has agreed to sell, shares of Series A Redeemable Voting Convertible Preferred Stock (the "PREFERRED STOCK") and has committed to make convertible loans to the Company ("LOANS"), in each case on the terms and subject to the conditions contained therein. Each of the Company and the Purchasers desire to amend the Purchase Agreement in the manner set forth herein. Capitalized terms used, but not otherwise defined, herein shall have the meanings given to such terms in the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. AMENDMENT TO SECTION 2C. Section 2C of the Purchase Agreement is hereby amended and restated in its entirety as follows:

                           "2C. AMENDMENT TO CERTIFICATE OF INCORPORATION. The Company's Amended and Restated Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION") shall be amended in the manner set forth on EXHIBIT D-1 attached hereto, shall be in full force and effect under the laws of the State of Delaware as of the Closing and shall not have been further amended or modified. In addition, the Company shall have received all necessary Board, stockholder, and other third-party consents or approvals necessary to consummate the Reverse Stock Split as described in Section 5O hereof."

                  2. AMENDMENT TO EXHIBIT D. The EXHIBIT D attached to the Purchase Agreement is hereby replaced and superseded in its entirety with the EXHIBIT D-1 and EXHIBIT D-2 attached hereto.

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                  3. AMENDMENT TO ADD NEW SECTION 5O. The Purchase Agreement is
hereby amended by adding the following Section 5O thereto:

                  "5O. REVERSE STOCK SPLIT.

                  (i) COMPANY OBLIGATION. Effective as of a date determined by the Board, but in any event not later than December 31, 2001, the Company will consummate a reverse stock split (the "REVERSE STOCK SPLIT"), pursuant to which each of the Company's outstanding shares of Common Stock will be changed into and reclassified as a fraction of a share of Common Stock, at a ratio determined by the Board between 1-for-5 and 1-for-35. In furtherance of the foregoing, the Company accepts, acknowledges, and agrees that it will use its best efforts to take all such actions as are necessary or reasonably requested by the holders of a majority of the Purchaser Securities in order that, not later than December 31, 2001: (a) the Company's Certificate of Incorporation will be amended as set forth on EXHIBIT D-2 attached hereto, and such Certificate of Incorporation as so amended will be in full force and effect under the laws of the State of Delaware; (b) the Reverse Stock Split will be fully effected in the manner contemplated by this Section 5O and the amendment to the Certificate of Incorporation set forth in EXHIBIT D-2 attached hereto; and (c) upon consummation of the Reverse Stock Split, the Company will be in full compliance with and have performed all of its obligations under the Waived Covenants (as defined below).

                  (ii) LIMITED WAIVER. Each of the Purchasers accepts, acknowledges, and agrees that, solely with respect to the period of time from the date hereof until the earlier of the effectiveness of the Reverse Stock Split or December 31, 2001, the Purchasers hereby waive (a) the Company's representation in Section 7I hereof that "the shares of Common Stock initially issuable upon conversion of the Preferred Stock and the Loans have been duly authorized and reserved for issuance", (b) the Company's obligations to make the closing delivery set forth in Section 2U(ii)(E) hereof; (c) the Company's obligations under Sections 4A, 4B, and 4H hereof, solely to the extent such covenants require the Company to take any action contrary to the provisions of this Section 5O, (d) the Company's obligations under the first and last sentences of Section 1A(viii) of the Conversion Agreement, and (e) the Company's obligations under the first and last sentences of Section 5A(viii) of the Certificate of Designation (clauses (a) through (e), collectively, the "WAIVED COVENANTS"). Nothing in this paragraph shall be deemed to amend or waive any obligation of the Company or provision of any agreement, certificate, or instrument, other than the Waived Covenants, nor to waive any of the Waived Covenants with respect to any period of time after the earlier of the effectiveness of the Reverse Stock Split or December 31, 2001.

                  (iii) NECESSARY APPROVALS. The Company hereby represents and warrants to the Purchasers that as of the Closing the Company has obtained all necessary Board, stockholder, and other third-party consents and approvals necessary to consummate the Reverse Stock Split in accordance with this Section 5O."

                  4. REPRESENTATION AND WARRANTY. Each party represents to each other party hereto that this Agreement has been duly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such party does not and shall not conflict with,


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violate or cause a breach of any material agreement, contract or instrument to which such party is a party or any judgment, order or decree to which such party is subject.

                  5. COUNTERPARTS. This Agreement may be executed in any number of counterparts (including by facsimile), any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one amendment.

                  6. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  7. EFFECT ON PURCHASE AGREEMENT. Except as it is otherwise expressly amended or modified by this Agreement, the Purchase Agreement remains in full force and effect.

                  8. EFFECTIVENESS. This Agreement shall be binding and effective with respect to each party hereto upon execution hereof by such party, and pursuant to Section 12E of the Purchase Agreement shall be binding and effective with respect to all parties upon execution hereof by the Company, MDP, Frontenac and Frontenac Masters.


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                  IN WITNESS WHEREOF, each of the parties hereto has duly
executed this agreement as of the date first written above.

                                  FOCAL COMMUNICATIONS CORPORATION

                                  By: /s/ Lewis Shender
                                  Its:
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                                  GREAT HILL EQUITY PARTNERS LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP, LLC
                                  Its: General Partner

                                  By: /s/ John G. Hayes
                                      A Manager


                                  GREAT HILL INVESTORS, LLC


                                  By: /s/ John G. Hayes
                                      A Manager


                                  GREAT HILL EQUITY PARTNERS II
                                  LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP II, LLC
                                  Its:  General Partner


                                  By: /s/ John G. Hayes
                                      A Manager


                                  GREAT HILL AFFILIATE PARTNERS II
                                  LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP II, LLC
                                  Its:  General Partner


                                  By: /s/ John G. Hayes
                                      A Manager

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                                  MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

                                  By: Madison Dearborn Partners IV, L.P.
                                  Its: General Partner

                                  By: Madison Dearborn Partners, L.L.C.
                                  Its: General Partner

                                  By: /s/ James Perry
                                  Its:
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                                  FRONTENAC VIII LIMITED PARTNERSHIP

                                  By: Frontenac VIII Partners, L.P.
                                  Its: General Partner

                                  By: Frontenac Company VIII, L.L.C.
                                  Its: General Partner

                                  By: /s/ James E. Crawford
                                  Its:
                                      ------------------------------------------


                                  FRONTENAC MASTERS VIII LIMITED PARTNERSHIP

                                  By: Frontenac VIII Partners, L.P.
                                  Its: General Partner

                                  By: Frontenac Company VIII, L.L.C.
                                  Its: General Partner

                                  By: /s/ James E. Crawford
                                  Its:
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                                  BATTERY VENTURES III, L.P.

                                  By: Battery Partners III, L.P.
                                  Its: General Partner

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------


                                  BATTERY VENTURES VI, L.P.

                                  By: Battery Partners VI, L.P.
                                  Its: General Partner

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------


                                  BATTERY INVESTMENT PARTNERS VI, LLC


                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------

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                                                                      EXHIBT D-1

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                                                                     EXHIBIT D-2